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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                 March 20, 2001
                                ----------------
                                (Date of Report)


                               Claimsnet.com inc.
                               ------------------
             (Exact name of registrant as specified in its charter)


          Delaware                    001-14665                  75-2649230
(State or other jurisdiction         (Commission               (IRS Employer
       of incorporation)             File Number)           Identification No.)

          12801 N. Central Expressway, Suite 1515, Dallas, Texas 75243
          ------------------------------------------------------------
                    (Address of principal executive offices)


                                 (972) 458-1701
                                 --------------
              (Registrant's telephone number, including area code)


                                       N/A
                                       ---
         (Former name or former address, if changed since last report.)


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ITEM 5. MISCELLANEOUS

On March 20, 2001, the Registrant held a conference call for analysts and investors regarding their fiscal year 2000 operating results, a copy of the script for which is attached hereto as Exhibit 99.1. Additional information disclosed during the conference call included:

1. At the year ended December 31, 2000, the Registrant had approximately $1,250,000 in cash on the Registrant's balance sheet; and

2. Based on current costs and expected results, the Registrant projected that it would experience net cash outflows of approximately $2,500,000 for the year ended December 31, 2001.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Exhibits

     99.1 Script of March 20, 2001 Analyst and Investor Conference Call.


ITEM 9.  REGULATION FD DISCLOSURE.

     On March 20, 2001, the Registrant held a conference call for analysts and investors regarding their fiscal year 2000 operating results, a copy of the script for which is attached hereto as Exhibit 99.1.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


DATED:  MARCH 20, 2001

                                       CLAIMSNET.COM, INC.



                                       By:  /s/ Paul W. Miller
                                          ------------------------------
                                       Name:  Paul W. Miller
                                       Title: Chief Financial Officer